EATON VANCE TAX-MANAGED MID-CAP CORE FUND EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 Supplement to Statement of Additional Information dated May 30, 2005

1. The following replace the tables relating to "Mid-Cap Core Portfolio" and "Small-Cap Growth Portfolio" under
"Portfolio Managers" in "Investment Advisory and Administrative Services":

*In millions of dollars. **As of August 31, 2005.

2. The following replaces the table relating to ownership of Fund shares under "Portfolio Managers" in "Investment
Advisory and Administrative Services":

*As of August 31, 2005.

October 7, 2005

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 Supplement to Statement of Additional Information dated May 30, 2005

The following replaces the first two paragraphs and table under "Portfolio Manager" in "Investment Advisory and Administrative Services":

Portfolio Manager. The portfolio manager of the Portfolio is Martha G. Locke. The portfolio manager manages other investment companies and/or investment accounts in addition to the Portfolio. The following table shows, as of August 31, 2005, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

*In millions of dollars.

Ms. Locke beneficially owned between $0 and $10,000 of Fund shares as of August 31, 2005. Interests in the Portfolio cannot be purchased by the portfolio manager.

October 7, 2005